UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 8, 2011
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA  02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Merger Agreement

On April 8, 2011, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cellectar, Inc. (“Cellectar”) and Cell Acquisition Corp. (the “Merger Subsidiary”), a wholly owned subsidiary of Novelos, pursuant to which Cellectar was merged into the Merger Subsidiary (the “Merger”).  As a result of the Merger, the Merger Subsidiary, which has been renamed Cellectar, Inc., owns all assets and operates the business previously owned and operated by Cellectar. Prior to the Merger, Cellectar was in the business of developing drugs for the treatment and diagnosis of cancer.  We will continue to develop Cellectar’s compounds following the Merger.

As consideration for the Merger, the former stockholders of Cellectar have received aggregate consideration consisting of a number of shares of Novelos common stock constituting, after giving effect to the Merger but before giving effect to the concurrent private placement of our securities described below, approximately 85% of the outstanding shares of Novelos common stock.  As further described below, prior to the Merger we amended and restated our certificate of incorporation and in connection therewith, among other things, effected a 1-for-153 reverse split of our common stock (the “Reverse Split”).  Immediately following the effectiveness of the Reverse Split, there were approximately 2,959,914 shares of our common stock outstanding, and we issued 17,001,596 shares of our common stock to the former stockholders of Cellectar upon the effectiveness of the Merger.

Rodman & Renshaw, LLC (“Rodman”), our financial advisor in connection with the Merger, received a cash fee of $250,000 upon the completion of the Merger in consideration of their services.  XMS Capital Partners, the financial advisor to Cellectar in connection with the Merger, received a cash fee of $200,000 upon the completion of the Merger in consideration of their services.

Securities Purchase Agreement

Concurrently with the execution of the Merger Agreement, we entered into a Securities Purchase Agreement with certain accredited investors under which we sold an aggregate of 6,846,537 units, each unit consisting of one share of our common stock and a warrant to purchase one share of our common stock, at a price of $0.75 per unit.  The warrants have an exercise price of $0.75 and expire on March 31, 2016.  The warrant exercise price and/or the common stock issuable pursuant to such warrant will be subject to adjustment for stock dividends, stock splits or similar capital reorganizations so that the rights of the warrant holders after such event will be equivalent to the rights of warrant holders prior to such event.

The Securities Purchase Agreement includes a requirement that we file with the Securities and Exchange Commission (“SEC”) no later than October 5, 2011, a registration statement covering the resale of the shares of common stock, and the shares of common stock underlying the warrants, issued pursuant to the Securities Purchase Agreement.  We are also required to use our commercially reasonable efforts to have the registration statement declared effective by December 4, 2011, and to keep the registration statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”) until the earlier of the date when all the registrable securities covered by the registration statement have been sold or the second anniversary of the closing.

In the event we fail to file the registration statement within the timeframe specified by the Securities Purchase Agreement, or if we fail to obtain effectiveness of this registration on or prior to the December 4, 2011 (if there is no review by the SEC) or by January 3, 2012 (if there is review by the SEC) with respect to the maximum number of shares we are permitted to register by the SEC, we will be required to pay to the purchasers liquidated damages equal to 1.5% per month (pro-rated on a daily basis for any period of less than a full month) of the aggregate purchase price of the units purchased until the registration statement is filed or declared effective, as applicable.  We will be allowed to suspend the use of the registration statement for not more than 30 consecutive days, on not more than two occasions, in any 12 month period.  We have also granted piggy-back registration rights with respect to any shares of common stock that we are required to exclude from the registration statement as a condition of its effectiveness, and we have also agreed to file further registration statements with respect to any such shares six months after the effective date of the initial registration statement.

Advisor Fees

We paid to Rodman, the placement agent for the financing, a cash fee equal to $200,000 and warrants to purchase 192,931 shares of our common stock in consideration for their advisory services with respect to the financing pursuant to our placement agency agreement with them.  Rodman is entitled to registration rights with respect to the shares of common stock issuable upon exercise of these warrants.  The warrants have the same terms as those issued to the investors in the private placement.

The above descriptions of the Merger Agreement and the Purchase Agreement are brief summaries of their significant provisions. This summary is not complete and is qualified in its entirety by reference to the copy of the Merger Agreement and Purchase Agreement attached as Exhibit 2.l and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01 above, on April 8, 2011 we sold units consisting of an aggregate of 6,846,537 shares of our common stock and warrants to purchase an aggregate 6,846,537 shares of our common stock for gross proceeds of $5,134,903.  We also issued a warrant to purchase 192,931 shares of our common stock to the placement agent in the financing.  The sale of the units, and the issuance of the placement agent warrant, were exempt from registration under Section 4(2) of the Securities Act as transactions not involving any public offering.

Also as described in Item 1.01 above, we issued an aggregate of 17,001,596 shares of our common stock as merger consideration to the former shareholders of Cellectar.  This transaction was exempt from registration under Section 4(2) of the Securities Act as a transaction not involving any public offering.

ITEM 5.01           CHANGES IN CONTROL OF REGISTRANT.

As described in Item 1.01 above, on April 8, 2011, the Merger was completed.  Following the Merger, but before giving effect to the private placement that followed pursuant to the Securities Purchase Agreement, the former stockholders of Cellectar held approximately 85% of the outstanding common stock of Novelos.  In addition, as described below, three members of our board of directors resigned and five new directors were appointed.  Three of the new directors, Jamey P. Weichert, Thomas Rockwell Mackie and John Neis, previously served on the board of directors of Cellectar.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 8, 2011, Michael J. Doyle, Sim Fass and David B. McWilliams resigned from our board of directors and their respective committee appointments.

Effective April 8, 2011, as a condition to the completion of the Merger, Jamey P. Weichert, Thomas Rockwell Mackie, John Neis, John E. Niederhuber and Michael F. Tweedle were appointed to our board of directors.  Committee assignments have not yet been determined.  Jamey P. Weichert, Thomas Rockwell Mackie and John Neis, previously served on the board of directors of Cellectar.

Biographical information regarding the new directors follows.

Jamey P. Weichert.  Dr. Weichert, 55, the primary founder of Cellectar and Cellectar’s Chairman and Chief Scientific Officer since 2002, has also been appointed as the Chief Scientific Officer of Novelos.  Dr. Weichert is an Associate Professor of the Departments of Radiology, Medical Physics, Pharmaceutics and member of the Comprehensive Cancer Center at the University of Wisconsin, Madison.  He has a bachelors degree in chemistry from the University of Minnesota and a doctorate in medicinal chemistry from the University of Michigan.  His research interests include the design, synthesis and evaluation of biomimetic CT and MRI imaging agents and diapeutic radiopharmaceuticals.  He has been involved in molecularly targeted imaging agent development his entire professional career and has developed or co-developed several imaging agents nearing clinical trial status. Dr. Weichert serves or has served on the editorial boards of numerous scientific journals and has authored more than 40 peer reviewed publications and 150 abstracts.  He also has 20 issued or pending patents related to drug delivery, imaging and contrast agent development.  Dr. Weichert’s experience founding and managing the development of Cellectar’s product candidates and his knowledge of radiation technology are strong qualifications to serve on our board of directors.

Thomas Rockwell Mackie.  Dr. Mackie, 56, served as a director of Cellectar beginning in December 2006.  In 1997, he co-founded TomoTherapy Incorporated, a maker of advanced radiation therapy solutions for the treatment of cancer and other diseases and has served as Chairman of its Board of Directors since 1999. Dr. Mackie also served as President of TomoTherapy Inc. from 1997 until 1999 and as Treasurer from 1997 until 2000. Since 1987, Dr. Mackie has been a professor in the departments of Medical Physics and Human Oncology at the University of Wisconsin, where he established the TomoTherapy research program. Dr. Mackie also co-founded Geometrics Corporation (now merged with ADAC Corp.), which developed a radiotherapy treatment planning system. Dr. Mackie currently serves as a director of Shine Medical Technologies and Bioionix Inc. and served on the management committee of Wisconsin Investment Partners from 2006 to 2009. Dr. Mackie has a BSc in Physics from the University of Saskatchewan and a PhD in Physics from the University of Alberta in Edmonton. Dr. Mackie’s qualifications to serve on our board of directors include his extensive senior management experience with radiation technology companies.

John Neis.  Mr. Neis, 55, served as director of Cellectar beginning in February 2008.  Mr. Neis is a Managing Director of Venture Investors LLC and heads the firm’s Healthcare practice. He has over 23 years in the venture capital industry and serves on the Board of Directors of companies from formation through initial public offering or sale.  Mr. Neis also currently serves on the boards of directors of Virent Energy Systems, Deltanoid Pharmaceuticals, Inviragen, Inc. and Mithridon, Inc. He is a former member of the Boards of Directors of several firms including TomoTherapy, Third Wave Technologies (acquired by Hologic) and NimbleGen Systems (acquired by Roche).  Mr. Neis was appointed to the Board of the Wisconsin Technology Council and he also serves on the advisory boards for the Weinert Applied Ventures Program, the University of Wisconsin-Madison Business School and Tandem Press.  Mr. Neis has a B.S. in Finance from the University of Utah, and a M.S. in Marketing and Finance from the University of Wisconsin–Madison. He is a Chartered Financial Analyst. Mr. Neis’ extensive experience leading emerging companies make him a highly qualified member of our board of directors.

John E. Niederhuber.  Dr. Niederhuber, 72, has served as Executive Vice President and Chief Exeuctive Officer of the Institute for Translational Medicine of Inova Health System since September 2010.  Dr. Niederhuber served as Director of the National Cancer Institute (NCI) from 2005 to 2010. He has also served as NCI's Chief Operating Officer and Deputy Director for Translational and Clinical Sciences. Dr. Niederhuber served as Chair of the National Cancer Advisory Board (NCAB) from 2002-2004. In addition to his management and advisory roles, Dr. Niederhuber has remained involved in research, through his laboratory on the National Institutes of Health (NIH) campus. Under his leadership, the Tumor and Stem Cell Biology Section, which is a part of the Cell and Cancer Biology Branch of NCI's Center for Cancer Research, is studying tissue stem cells as the cell-of-origin for cancer.  Dr. Niederhuber also holds a clinical appointment on the NIH Clinical Center Medical Staff.  As a surgeon, Dr. Niederhuber's clinical emphasis is on gastrointestinal cancer, hepatobiliary (liver, bile duct, and gall bladder) cancer, and breast cancer. He is recognized for his pioneering work in hepatic artery infusion chemotherapy and was the first to demonstrate the feasibility of totally implantable vascular access devices. Dr. Niederhuber is a graduate of Bethany College in West Virginia and the Ohio State University School of Medicine. He was an NIH Academic Trainee in Surgery at the University of Michigan from 1969 to 1970 and was a Visiting Fellow in the Division of Immunology at The Karolinska Institute in Stockholm, Sweden from 1970 to 1971. He completed his training in surgery at the University of Michigan in 1973 and was a member of the faculty of the University of Michigan from 1973 to 1987, being promoted to Professor of Microbiology/Immunology and Professor of Surgery in 1980. During 1986 and 1987, he was Visiting Professor in the Department of Molecular Biology and Genetics at The Johns Hopkins University School of Medicine in Baltimore, MD.  Dr. Niederhuber’s qualifications to serve on our board of directors include his extensive experience with cancer research.

Michael F. Tweedle.   Dr. Tweedle, 59, is currently Professor and Stefanie Spielman Chair in Cancer Imaging in Radiology and the James Comprehensive Cancer Center of Ohio State University, Director of the Wright Center Molecular Imaging (MI) Agents Laboratory of Ohio State University, and has an adjunct appointment in the Chemistry Department of Ohio State University. Prior to joining Ohio State, his academic appointments included Adjunct Associate Professor at University of Pennsylvania and the Science Advisory Board of New York University. Dr. Tweedle was the President of Bracco Research USA from 1995-2009 where he was the lead scientist and chief executive for creation of new molecular imaging pharmaceuticals. His industrial experience in drug discovery research also includes appointments at Diagnostics Drug Discovery Division at Bristol-Myers Squibb , New England Nuclear, DuPont Pharmaceuticals, and The Squibb Institute for Medical research.  He has invented and led translational development of diagnostic imaging pharmaceuticals for nuclear medicine, one of the first Gd-based MRI agents (ProHanceTM), X ray, Optical and US agents, and a radiotheranostic. In 2005 he won the Harry Fisher Medal.  Dr. Tweedle holds a B.A from Knox College, B.A. 1973, a Ph.D. from Rice University and is a Stanford University NRS Fellow.  Dr. Tweedle’s qualifications to serve on our board of directors include his extensive experience with radiation and cancer research and drug discovery.

As noted above, Jamey P. Weichert has been appointed the Chief Scientific Officer of Novelos.  The executive officers of Novelos as of prior to the Merger, including Harry S. Palmin as Chief Executive Officer and Joanne M. Protano as Chief Financial Officer, will continue in their respective capacities.

ITEM 5.03           AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective April 7, 2011 our certificate of incorporation was amended to eliminate the Certificate to Set Forth Designations, Voting Powers, Preferences, Restrictions and Relative Rights of Series C 8% Cumulative Convertible Preferred Stock.  There had not been any shares of Series C preferred stock outstanding since December 2010.

Effective April 7, 2011 our certificate of incorporation was amended to eliminate the Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock.  There had not been any shares of Series E preferred stock outstanding since December 2010.

Prior to the closing of the Merger on April 8, 2011, we amended and restated our certificate of incorporation in order (a) to effect the Reverse Split; (b) to reduce the number of shares of our authorized common stock from 750,000,000 to 150,000,000; (c) to eliminate the right of the stockholders to act by written consent; and (d) to classify our board of directors into three classes.  Class I directors will stand for re-election at our next annual meeting of stockholders, Class II directors will stand for re-election at our 2012 annual meeting of stockholders, and Class III directors will stand for re-election at our 2013 annual meeting of stockholders.  Thomas Rockwell Mackie, James S. Manuso and John Niederhuber serve as Class I directors, Michael F. Tweedle and John Neis serve as Class II directors, and Harry S. Palmin, Jamey P. Weichert and Howard M. Schneider serve as Class III directors.

ITEM 7.01                      REGULATION FD DISCLOSURE

A copy of the press release issued by us on April 11, 2011 announcing the completion of the Merger and the financing is furnished as Exhibit 99.2 and is incorporated by reference in this Item.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

a)           Financial Statements of Businesses Acquired

The audited financial statements of the business acquired (Cellectar, Inc.) as of December 31, 2009 and December 31, 2010 and for the years then ended will be filed by amendment within 71 calendar days after the required filing date of this report on Form 8-K.

b)           Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of March 31, 2011 and the related unaudited pro forma condensed combined statements of operations for the three-month period ended March 31, 2011 and the year ended December 31, 2010, all giving pro forma effect to the Merger, will be filed by amendment within 71 calendar days after the required filing date of this report on Form 8-K.

c)	Exhibits

Number	Title

2.1	Agreement and Plan of Merger by and among Novelos Therapeutics, Inc., Cell Acquisition Corp. and Cellectar, Inc. dated April 8, 2011.

3.1	Second Amended and Restated Certificate of Incorporation of Novelos Therapeutics, Inc.

4.1	Certificate of Elimination of Series C 8% Cumulative Convertible Preferred Stock of Novelos Therapeutics, Inc.

4.2	Certificate of Elimination of Series E Convertible Preferred Stock of Novelos Therapeutics, Inc.

4.3	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement dated April 8, 2011

99.1	Placement Agency Agreement dated April 1, 2011

99.2	Press Release dated April 11, 2011 entitled “Novelos Therapeutics Completes Acquisition and $5.1 Million Financing to Develop 3 Novel Cancer-Targeted Compounds.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2011	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
President and Chief Executive Officer

EXHIBIT INDEX

Number	Title

2.1	Agreement and Plan of Merger by and among Novelos Therapeutics, Inc., Cell Acquisition Corp. and Cellectar, Inc. dated April 8, 2011.

3.1	Second Amended and Restated Certificate of Incorporation of Novelos Therapeutics, Inc.

4.1	Certificate of Elimination of Series C 8% Cumulative Convertible Preferred Stock of Novelos Therapeutics, Inc.

4.2	Certificate of Elimination of Series E Convertible Preferred Stock of Novelos Therapeutics, Inc.

4.3	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement dated April 8, 2011

99.1	Placement Agency Agreement dated April 1, 2011

99.2	Press Release dated April 11, 2011 entitled “Novelos Therapeutics Completes Acquisition and $5.1 Million Financing to Develop 3 Novel Cancer-Targeted Compounds.”